EXHIBIT 32.1

SECTION 1350 CERTIFICATION


I, Ronald K. Puetz, President, Chairman and Chief Executive Officer of Tri City Bankshares Corporation (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, 18 U.S.C. Section 1350, that to my knowledge:

          (1) the Corporation's Annual Report on Form 10-K for the year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

          (2)  the information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Corporation.


Dated: March 26, 2009

                                                     /s/Ronald K. Puetz
                                                     ----------------------
                                                     Ronald K. Puetz
                                                     President/Chairman/CEO

This  certification  accompanies  this  Annual  Report on Form 10-K  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2003 and shall not be deemed filed by Tri City Bankshares Corporation for purposes of the Securities Exchange Act of 1934.